SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  September 4, 1996

                     BALCOR REALTY INVESTORS 84-SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Maryland                                0-13334
- --------------------------------        --------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3223939
- --------------------------------        --------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
- --------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
- -----------------------------------------------------------------------

Westwood Village Apartments

In 1983, the Partnership acquired the Westwood Village Apartments, Irving, Texas, utilizing approximately $5,492,000 of offering proceeds. The property was acquired subject to a first mortgage loan of $8,629,000 and a second mortgage loan of $160,000.

On September 4, 1996, the Partnership contracted to sell the property for a sale price of $9,000,000 to an unaffiliated party, Alliance Holdings, L.L.C., an Illinois limited liability company. The purchaser has deposited $90,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for November 1, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balances of the first and second mortgage loans which are expected to be at closing approximately $6,793,000 and $151,000, respectively, $180,000 as a brokerage commission to an unaffiliated party and $90,000 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $1,786,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

Affiliates of the General Partner have recently contracted to sell three other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
- ----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Westwood Village Apartments, Irving, Texas.


     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.

Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 84-SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-84 II, Inc., a
                              Delaware corporation, its general partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  September 18, 1996
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